                                                                    EXHIBIT 4.1



                               [TOLERRx LOGO]

       NUMBER                                              SHARES

    This Certificate is                               CUSIP 889469 10 2
transferable in Canton, MA,
Jersey City, NJ or New York, NY             SEE REVERSE FOR CERTAIN DEFINITIONS


                                 TolerRx, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




THIS CERTIFIES THAT




IS THE OWNER OF


              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                           PAR VALUE $.001 PER SHARE, OF

                                  TolerRx, Inc.

(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Douglas J. Ringler            [SEAL FACSIMILE]         /s/ Douglas E. Onsi
          PRESIDENT                 TOLERRX, INC.                 TREASURER
                                   CORPORATE SEAL
                                        2000
                                      DELAWARE


COUNTERSIGNED AND REGISTERED:

                EQUISERVE TRUST COMPANY, N.A.

                                   TRANSFER AGENT
                                    AND REGISTRAR


BY  /s/ Stephen Cesso

               AUTHORIZED SIGNATURE

                                TolerRx, Inc.

         The Corporation has more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT -       ________________ Custodian _______________
                                                                          (Cust)                   (Minor)
TEN ENT - as tenants by the entireties
                                                                           under Uniform Gifts to Minors
                                                                           Act ____________________
                                                                                     (State)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants
          in common


     Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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/                                      /
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(Please print or typewrite name and address, including zip code, of assignee)

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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------------


                                          ------------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:


_______________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.